UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2013

Global Income Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54684	26-4386951
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code:        (407) 650-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 22, 2013, at a special meeting (the “January 2013 Special Meeting”) of the Board of Directors (the “Board”) of Global Income Trust, Inc. (“we” or the “Company”), the Board approved the Company’s entering into the First Amendment to the Expense Support and Conditional Reimbursement Agreement dated January 22, 2013 (the “Amended Expense Support Agreement”), with its advisor, CNL Global Income Advisors, LLC (the “Advisor”). The Amended Expense Support Agreement adds an additional nine months to the minimum term of the original agreement filed as Exhibit 10.3.1 to the Form 10-K filed on March 14, 2012 extending the Amended Expense Support Agreement through December 31, 2013. The Amended Expense Support Agreement defers and subordinates payments of certain reimbursable personnel expenses and asset management fees to the Advisor and its affiliates. Any amounts so deferred and subordinated qualify for payment only upon certain conditions, including the Company having attained a certain threshold ratio of cash from operations to distributions paid.

Item 8.01	Other Events.

At the January 2013 Special Meeting, the Board affirmed its previous authorization of a daily cash distribution of $0.0017808 per share of common stock, which is equal to an annualized distribution rate of 6.5% using the offering price of $10.00 per share.

In addition, based on a number of factors, including the quality of the Company’s existing portfolio and an expectation that any follow-on offering would not substantially change the pace at which equity capital might continue to be raised, the Board took no action to pursue another offering at this time, allowing the current offering to expire, as previously announced. As a result of the expiration of the offering in April 2013, the Advisor intends to focus on actively managing the Company’s portfolio, improving the cost of its debt capital and seeking to reduce its other expenses.

Although the Board is not required to recommend a liquidity event by any certain date, based on the Company’s current offering closing on April 23, 2013 and the estimated time needed to optimize the Company’s portfolio, it is anticipated that the Advisor will explore possible strategic alternatives at this time and the Board may begin considering strategic alternatives for liquidity in 2014. The actual date of the Company’s liquidity event may differ significantly and is at the discretion of the Board.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	First Amendment to the Expense Support and Conditional Reimbursement Agreement between Global Income Trust, Inc. and CNL Global Income Advisors, LLC dated January 22, 2013.

Caution Concerning Forward-Looking Statements.

The information above contains “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance.

Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements, including but not limited to, the factors detailed in our prospectus dated April 27, 2012, our Annual Report on Form 10-K for the year ended December 31, 2011, and other documents filed from time to time with the U.S. Securities and Exchange Commission.

Some factors that might cause such a difference include, but are not limited to, the following: risks associated with our investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; risks associated with the limited amount of proceeds raised in our offering and as a result, the limited number of investments made; our failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance our business activities, including refinancing and interest rate risk and our failure to comply with debt covenants; our ability to identify and close on suitable investments; failure to successfully manage growth or integrate acquired properties and operations; our ability to make necessary improvements to properties on a timely or cost-efficient basis; competition for properties and/or tenants; defaults or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting our properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; material adverse actions or omissions by any joint venture partners; consequences of our net operating losses; increases in operating costs and other expenses; uninsured losses or losses in excess of our insurance coverage; the impact of outstanding and/or potential litigation; unknown liabilities of acquired properties or liabilities caused by property managers or operators; inaccuracies of our accounting estimates; risks associated with our tax structuring; failure to maintain our REIT qualification; and our ability to protect our intellectual property and the value of our brand. Given these uncertainties, we caution you not to place undue reliance on such statements. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2013		GLOBAL INCOME TRUST, INC.
a Maryland corporation

	By:	/s/ Steve D. Shackelford
Steven D. Shackelford Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to the Expense Support and Conditional Reimbursement Agreement between Global Income Trust, Inc. and CNL Global Income Advisors, LLC dated January 22, 2013.